                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2000



                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)


            DELAWARE                              0-15022                         14-1681606
(State or other jurisdiction of            (Commission File Number)             (IRS Employer
         incorporation)                                                       Identification No.)

   195 LAKE LOUISE MARIE ROAD                                                     12775-8000
       ROCK HILL, NEW YORK                                                        (Zip Code)
(Address of principal executive
            offices)



       Registrant's telephone number, including area code: (914) 796-2100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 26, 2000, Frontier Insurance Group, Inc. retained Johnson Lambert & Co. as its independent accountants for the year ending December 31, 2000. Attached as Exhibit A hereto is a press release relating to the engagement of Johnson Lambert & Co.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit A - Press release dated September 26, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Frontier Insurance Group, Inc.

                                      By:  /s/ Harry W. Rhulen
                                          --------------------------------------
                                          Harry W. Rhulen
                                          President and Chief Executive Officer

Dated:  September 29, 2000


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